UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2005

DOLLAR TREE STORES, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

0-25464	54-1387365
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway

Chesapeake, VA 23320

(Address of Principal Executive Offices and Zip Code)

(757) 321-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 18, 2005, the Compensation Committee of the Board of Directors of Dollar Tree Stores, Inc., approved the annual base salaries of the Company’s executive officers which will be effective on April 1, 2005. The following table sets forth the annual base salaries of the Company’s Named Executive Officers. The Named Executive Officers were determined by reference to the Company’s proxy statement, dated April 29, 2004, except that Kent Kleeberger has replaced Frederick C. Coble as the Company’s Chief Financial Officer.

Name	Position	Base Salary
Macon F. Brock, Jr.	Chairman of the Board	$400,000
Bob Sasser	President, Chief Executive Officer	700,000
Kent Kleeberger	Chief Financial Officer	415,000

On March 18, 2005, the Committee authorized the payment of annual cash bonus awards to each of the Company’s Named Executive Officers for fiscal year 2004 which ended on January 29, 2005. On the same date, the Committee also established the potential bonus and performance goals for fiscal year 2005. Consistent with past practice, 85% of the potential award is based on the Company’s earnings per share and 15% is based on the officer achieving personal performance goals. The following table sets forth the bonus payments for fiscal 2004 and bonus potential for fiscal 2005:

Name	Position	Bonus Potential Fiscal 2005	Bonus Payments Fiscal 2004
Macon F. Brock, Jr.	Chairman of the Board	$200,000	$128,200
Bob Sasser	President, Chief Executive Officer	350,000	201,000
Kent Kleeberger	Chief Financial Officer	145,250	52,000

The bonus potential for fiscal 2005 assumes that the Company achieves 100% of its earnings per share goal and the executive achieves 100% of his personal performance goal. If the Company exceeds its earnings per share goal, the executive’s bonus can exceed the bonus potential set forth above. The bonuses were made pursuant to the Executive Officer Cash Bonus Plan which was approved by the shareholders in 2004.

On March 18, 2005, the Committee granted 30,000 restricted stock units to Bob Sasser and 10,000 restricted stock units to Kent Kleeberger under the Company’s Executive Officer Equity Plan approved by the shareholders in 2004. The vesting of the units are subject to the executives remaining with the Company over a specified period of time and the Company achieving a target level of earnings per share in fiscal 2005. The Form of the applicable award agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by this reference. The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended January 29, 2005, in the proxy statement for the Company’s 2005 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Form of Standard Restricted Stock Unit Award Agreement for use under the Dollar Tree Stores, Inc. 2003 Equity Incentive Plan (EIP) and the Dollar Tree Stores, Inc. 2004 Executive Officer Equity Plan (EOEP) (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: March 24, 2005

DOLLAR TREE STORES, INC.

By:	/s/ Macon F. Brock, Jr.
Macon F. Brock, Jr.
Chairman of the Board

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EXHIBITS

Exhibit 10.1-	Form of Standard Restricted Stock Unit Award Agreement for use under the Dollar Tree Stores, Inc. 2003 Equity Incentive Plan (EIP) and the Dollar Tree Stores, Inc. 2004 Executive Officer Equity Plan (EOEP) (filed herewith).

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